WEITZ SERIES FUND, INC.

Value Fund

Q U A R T E R L Y

R E P O RT

December 31 , 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended December 31, 2001, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	–0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	–5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	–9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2

The Fund’s average annual total return for the one, five and ten year periods ending December 31, 2001, was 0.2%, 21.0% and 18.0% respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $79,853, and the total amount of income distributions reinvested was $18,405. This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 5/9/86 through 12/31/86

WEITZ SERIES FUND, INC. — VALUE FUND
December 31, 2001 – Quarterly Report

January 4, 2002

Dear Fellow Shareholder:

     What a year! The economy and the stock market were in turmoil all year. The recession, which had enveloped the technology and telecom worlds in 2000, spread to the rest of the economy in 2001. Corporate earnings declined, layoffs spread and September 11th made it worse.

     Our total return for 2001 (capital appreciation plus income minus expenses) was +0.2%. This is not an exciting return in absolute terms, but we did keep our capital intact.

     On a relative performance basis, it was one of our better years. The table below shows how our returns compare with our primary benchmark, the S&P 500 (large companies), as well as the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10 year Nasdaq number for which reinvestment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Value	0.2%	13.2%	21.0%	18.0%
S&P 500	–11.8	–1.0	10.7	12.9
Russell 2000	2.5	6.4	7.5	11.5
Nasdaq	–20.8	–3.6	8.9	12.8
Average Growth and Income Fund*	–8.4	1.8	9.1	11.9

*Source: Lipper Analytical Services

Portfolio Review

     Our portfolio should look very familiar to long-time shareholders. There have been a few additions and deletions, but we continue to lean heavily toward service businesses—especially financial, telecommunications, media/entertainment and travel/leisure.

     Financial services companies generally performed well in 2001 as liquidity was ample for strong borrowers, the Federal Reserve lowered interest rates substantially, and credit quality was not a major issue. Unfortunately, while business was good for these companies, the stocks of many banks and mortgage lenders had already moved up last year in anticipation of a good 2001 (hence our unusually good year in 2000). The financial companies that particularly helped us in 2001 were mortgage REIT’s (real estate investment trusts) such as Redwood Trust and Novastar. They hold leveraged portfolios of mortgages and are not subject to income taxes because they pass their income through to shareholders in the form of dividends. In a turbulent stock market and with falling bond yields, many investors developed a new found interest in high cash dividends, and these stocks were very strong performers.

     Telecommunications stocks also provided mixed results. AT&T made the largest positive contribution, not because of the great performance of its businesses, but because management began the process of breaking up the company into several smaller entities. We had bought AT&T as a “sum-of-the-parts” investment. The reasoning was that the individual wireless, cable, business and residential telecom components were worth more separately than together in one company, and that there was a reasonable chance that the parts of the company could be separated.

     On the negative side, Citizens Communications and Qwest were drags on the portfolio. Citizens is a long-time holding, and its business of buying and building rural telephone systems did well in 2001. However, delays in closing transactions and (unfounded) fears about its capacity to finance new acquisitions led to weakness in the stock. Qwest is a misunderstood combination of a new, aggressive competitive long distance company and large, slower moving regional telephone company, formerly known as US West. Our investment idea is that the two parts of Qwest have an aggregate value over $20 but the stock sells at $14. We began buying too soon, and Qwest’s decline hurt our performance in 2001, but we believe it will earn good returns for us in the future.

     Travel and leisure companies were already suffering from recession in the 2nd and 3rd quarters, and September 11th compounded their problems. Hotel companies such as Host Marriott and Hilton and gaming companies such as Park Place Entertainment were particularly weak. In the weeks following September 11th, we added heavily to several of these positions.

     The collapse in travel-related stocks also gave us the opportunity to buy new positions in some old favorites. We bought Harrah’s, Marriott International, American Express and Disney at very attractive prices. However, these stocks rebounded so quickly that we were unable to build large positions, and we sold Harrah’s, American Express and Marriott International in the 4th quarter (at 30-40% profits).

     After the Gulf War in 1991, it took about a year for the travel-related businesses to return to normal, and it may take much longer this time, but we believe that these stocks are attractive long-term holdings in spite of our rather subdued near-term expectations for their business.

     Media and cable television were also generally unhelpful. Publishing and broadcasting companies that depend on advertising were generally weak. The portfolio’s big cable loser for the year was Adelphia. The company’s misadventures with a competitive telephone company subsidiary cost it hundreds of millions of dollars, but more importantly it shook the confidence of investors. Management plans to spin off the telephone subsidiary in 2002 and to reduce the company’s debt, and we believe that Adelphia has more upside potential than most of our stocks.

     Cash and other “reserves” peaked at just over 30% of assets in early September. During the 2 weeks after trading resumed on September 17th, we invested about 1/3 of the reserves, and at year-end they stood at 20%.

Mistakes vs. Good Ideas That Haven’t Worked Yet

     A friend of mine who runs a very well-respected family of funds recently showed me a wall in his office containing framed stock certificates of the investments he considers “mistakes.” The idea is to not only learn from the mistakes but to keep the reminders in plain sight in hopes of avoiding repeat performances. This strikes me as a pretty good idea.

     Many of our top 10 holdings misbehaved in 2001, but we are sticking with them, and in most cases added more shares during the year. Many shareholders have asked how long we are willing to hold on to “losers” and why we don’t use “stop loss” orders. We make lots of mistakes, and we try to learn from them. Some of them are still in the portfolio because we think they will recover at least some of their lost ground. However, some of our biggest winners over the years were stocks that acted badly at first—looking like mistakes but giving us a chance to build very large positions. (This is why we do not employ “stop loss” orders that automatically sell stocks that drop by 10 or 15 percent.) There is a fine line between stubbornness and having the courage of one’s (investment) convictions, but we have several stocks in our portfolio that we think are good ideas that just haven’t worked yet.

Outlook

     Stocks in general did not seem particularly cheap coming into 2001. Now, although prices have fallen somewhat, we are in the midst of a recession and it is very difficult to sort out the normal cyclical factors from the effects of September 11th. We have fairly low expectations for the economy over the next year, and are not depending on a quick recovery to justify owning our stocks.

     Warren Buffet has argued persuasively that returns for stocks in general over the next 5-10 years are very unlikely to reach the 10% average of the last 75-100 years. However, we own well-managed, reasonably priced companies, and we believe that all of them have the potential to be like the children of Lake Wobegon and turn out to be above average performers. I feel good about our long-term prospects, but this is an investment environment that calls for lots of patience.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
December 31, 2001
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 79.6%
	Auto Services — 0.2%
546,300	Insurance Auto Auctions, Inc.*	$6,270,244	$7,926,813

	Banking — 11.4%
340,400	Astoria Financial Corp.	4,410,804	9,006,984
4,242,100	Golden State Bancorp, Inc.	73,808,241	110,930,915
2,911,200	Greenpoint Financial Corp.	66,276,545	104,075,400
1,120,000	North Fork Bancorporation, Inc.	17,409,931	35,828,800
3,976,995	U.S. Bancorp	66,886,444	83,238,505
4,873,903	Washington Mutual, Inc.	111,499,426	159,376,628

		340,291,391	502,457,232

	Cable Television — 5.9%
4,644,533	Adelphia Communications Corp. CL A*	142,891,205	144,816,539
1,500,000	Comcast Corp.- Special CL A*	53,565,205	54,000,000
2,529,600	Insight Communications Co.*	38,673,275	61,115,136

		235,129,685	259,931,675

	Consumer Products and Services — 2.1%
4,875	Lady Baltimore Foods, Inc. CL A*	227,781	225,469
5,969,900	Six Flags, Inc.* †	101,553,664	91,817,062

		101,781,445	92,042,531

	Financial Services — 5.5%
817	Berkshire Hathaway, Inc. CL A*	39,448,343	61,765,200
66,917	Berkshire Hathaway, Inc. CL B*	129,904,211	168,965,425
3,126,000	Imperial Credit Industries, Inc.* †	1,563,000	1,437,960
240,000	Prudential Financial, Inc.*	6,600,000	7,965,600

		177,515,554	240,134,185

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Information and Data Processing — 0.0%
134,135	Intelligent Systems Corp.*	$283,821	$409,112

	Lodging and Gaming — 7.6%
842,100	Extended Stay America, Inc.*	6,247,884	13,810,440
13,039,100	Hilton Hotels Corp.	122,324,085	142,386,972
19,350,500	Park Place Entertainment Corp.* †	184,286,903	177,444,085

		312,858,872	333,641,497

	Media and Entertainment — 10.6%
183,118	Gabelli Global Multimedia Trust, Inc.	1,775,506	1,649,893
18,850,900	Liberty Media Corp.– A*	230,894,714	263,912,600
1,929,300	Valassis Communications, Inc.*	40,677,089	68,721,666
1,930,000	Walt Disney Co.	33,328,271	39,989,600
172,000	Washington Post Co. CL B	87,548,000	91,160,000

		394,223,580	465,433,759

	Mortgage Banking — 2.4%
2,431,800	Countrywide Credit Industries, Inc.	67,466,217	99,630,846
631,829	Resource Bancshares Mtg. Grp., Inc.	5,527,524	7,240,760

		72,993,741	106,871,606

	Printing Services — 0.4%
4,518,600	Mail-Well, Inc.* †	43,862,020	18,526,260

	Real Estate and Construction — 2.3%
3,793,000	Catellus Development Corp.*	49,420,360	69,791,200
818,400	Forest City Enterprises, Inc. CL A	11,075,278	31,672,080

		60,495,638	101,463,280

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Real Estate Investment Trusts — 9.3%
3,070,605	Archstone-Smith Trust	$71,502,805	$80,756,912
2,140,000	Capital Automotive REIT †	30,649,478	42,564,600
1,337,980	Fortress Investment Corp. † #	23,904,479	27,241,273
516,800	Hanover Capital Mortgage Holdings, Inc. †	4,795,518	4,134,400
62,805	Healthcare Financial Partners Units** #	6,264,799	3,140,250
16,401,500	Host Marriott Corp. †	144,958,165	147,613,500
766,400	NovaStar Financial, Inc. †	8,667,266	13,726,224
1,533,217	Redwood Trust, Inc. †	34,079,180	37,149,848
1,250,000	Vornado Realty Trust	48,450,000	52,000,000

		373,271,690	408,327,007

	Restaurants — 0.3%
476,700	Papa John’s International, Inc.*	10,097,380	13,099,716

	Retail Discount — 0.8%
3,345,000	Big Lots, Inc.	47,723,929	34,788,000

	Telecommunications — 19.4%
2,110,000	Alltel Corp.	113,813,131	130,250,300
7,958,000	AT&T Corp.	138,882,932	144,358,120
2,560,884	AT&T Wireless Services, Inc.*	39,949,890	36,799,903
929,000	Centennial Communications Corp.*	3,721,762	9,512,960
15,186,000	Citizens Communications Co.* †	174,044,366	161,882,760
456,600	Corecomm, Ltd.*	105,018	73,010
13,962,400	Qwest Communications International, Inc.	218,701,861	197,288,712
1,638,000	Sprint Corp.	31,122,000	32,891,040
1,532,400	Telephone and Data Systems, Inc.	79,665,657	137,532,900
38,100	United States Cellular Corp.*	1,794,528	1,724,025

		801,801,145	852,313,730

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Utilities — 1.4%
3,419,200	Western Resources, Inc.	$75,795,304	$58,810,240

	Total Common Stocks	3,054,395,439	3,496,176,643

	CONVERTIBLE PREFERRED STOCKS — 0.9%
2,100,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative † #	13,901,838	37,611,000

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	651,000	775,500
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	147,000
34,000	RB Asset, Inc. 15.0% Pfd. Series A	845,750	680,000

	Total Non-Convertible Preferred Stocks	2,141,750	1,602,500

Face amount

	CORPORATE BONDS — 0.2%
$4,500,000	USA Networks, Inc. 7.0% 7/01/03	4,465,562	4,477,500
750,000	Local Financial Corp. 11.0% 9/08/04	750,000	798,750
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,280,456	5,206,750

	Total Corporate Bonds	10,496,018	10,483,000

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.0%
25,000,000	Fannie Mae 5.88% 3/25/04	25,000,000	25,197,725
50,000,000	Fannie Mae 4.00% 6/28/04	49,937,696	50,311,600
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,163,344
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,670	1,067,581
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,221,736

	Total U.S. Government and Agency Securities	84,938,366	85,961,986

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face amount		Cost	Value

	SHORT-TERM SECURITIES — 16.7%
$15,715,575	Wells Fargo Government Money Market Fund	$15,715,575	$15,715,575
30,141,414	Milestone Treasury Obligations Portfolio	30,141,414	30,141,414
175,000,000	Freddie Mac Discount Notes due 1/29/02 to 2/12/02	174,709,500	174,732,050
514,000,000	U.S. Treasury Bills due 1/10/02 to 3/21/02	512,896,369	512,935,626

	Total Short-Term Securities	733,462,858	733,524,665

	Total Investments in Securities	$3,899,336,269	4,365,359,794

	Covered Call Options Written at Market Value — 0.0%		(12,760)
	Other Assets Less Liabilities — 0.6%		25,395,900

	Total Net Assets — 100%		$4,390,742,934

	Net Asset Value Per Share		$34.29

No. of contracts		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
232	Astoria Financial Corp.	April 2002/30	$(12,760)
	(premiums received $72,395)

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/25/2002